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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2001

ALLIANT TECHSYSTEMS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-10582	41-16726904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
600 SECOND STREET N.E. HOPKINS, MINNESOTA	55343-8384
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (952) 931-6000

NOT APPLICABLE
(Former name, former address and former fiscal year if changed from last report)

Item 5. Other Events.

    None.

Item 7. Financial Statements and Exhibits.

  (a)
  None.

  (b)
  None.

  (c)
  Exhibits.

Exhibit No.	Description of Exhibit
99.1	Text of presentation dated May 15, 2001

Item 9. Regulation FD Disclosure.

    On May 15, 2001, the Registrant attended the Credit Suisse First Boston Aerospace Finance Conference at which it presented various information relating to the business of the Registrant, the text of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANT TECHSYSTEMS INC.
Date: June 4, 2001	By:	/s/ PERRI A. HITE Name: Perri A. Hite Title: Corporate Secretary

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES